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                                    Exhibit 1

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit, and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

         This Agreement may be executed in one or more counterparts.

Date:   April 12, 2000       MADISON DEARBORN CAPITAL PARTNERS III, L.P.

                                      By Madison Dearborn Partners III, L.P.,
                                           its General Partner

                                      By Madison Dearborn Partners, LLC,
                                           its General Partner


                                      By:            /s/
                                         ---------------------------------------
                                         Paul J. Finnegan, its Managing Director


Date:   April 12, 2000       MADISON DEARBORN SPECIAL EQUITY III, L.P.

                                      By Madison Dearborn Partners III, L.P.,
                                           its General Partner

                                      By Madison Dearborn Partners, LLC,
                                           its General Partner


                                      By:            /s/
                                         ---------------------------------------
                                         Paul J. Finnegan, its Managing Director


Date:   April 12, 2000       SPECIAL ADVISORS FUND I, LLC

                                      By Madison Dearborn Partners III, L.P.,
                                           its Manager

                                      By Madison Dearborn Partners, LLC,
                                           its General Partner


                                      By:            /s/
                                         ---------------------------------------
                                         Paul J. Finnegan, its Managing Director


Date:   April 12, 2000       MADISON DEARBORN PARTNERS III, L.P.

                                      By Madison Dearborn Partners, LLC,
                                           its General Partner


                                      By:            /s/
                                         ---------------------------------------
                                         Paul J. Finnegan, its Managing Director


Date:   April 12, 2000       MADISON DEARBORN PARTNERS, LLC


                                      By:            /s/
                                         ---------------------------------------
                                         Paul J. Finnegan, its Managing Director


Date:   April 12, 2000       BOSTON VENTURES LIMITED PARTNERSHIP V
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                                      By Boston Ventures Company V, L.L.C.,
                                           its General Partner


                                      By:            /s/
                                         ---------------------------------------
                                         Anthony J. Bolland, its Managing
                                         Director


Date:   April 12, 2000       BOSTON VENTURES COMPANY V, L.L.C.



                                      By:            /s/
                                         ---------------------------------------
                                         Anthony J. Bolland, its Managing
                                         Director


Date:   April 12, 2000       TORONTO DOMINION INVESTMENTS, INC.



                                      By:            /s/
                                         ---------------------------------------
                                         Martha L. Gariepy, its Vice President


Date:   April 12, 2000       TORONTO DOMINION HOLDINGS (U.S.A.), INC.



                                     By:            /s/
                                         ---------------------------------------
                                         Nancy J. Haraf, its President


Date:   April 12, 2000       THE TORONTO-DOMINION BANK



                                      By:            /s/
                                         ---------------------------------------
                                         Carole A. Clause, its Vice President &
                                         Director